SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549


                            ___________________

                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 14, 2000

                      Accel International Corporation
            (Exact Name of Registrant as Specified in Charter)


                    Delaware                       0-8162      31-0788334

(State or Other Jurisdiction of Incorporation)    (Commission  (IRS Employer
                                                  File         Identification
                                                  Number)      No.)

75 West Street, Simsbury, CT                      06070

(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including
             area code                            (860) 843-7605


                       12603 Southwest Freeway, Suite 315
                               Stafford, TX  77477
       (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     The registrant is filing this 8-K in order to report an acquisition and the resignation and election of certain members of the Board of Directors. See attached Press Release for more detailed information.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                               ACCEL INTERNATIONAL CORPORATION



                               By /s/ Gerald H. Pastor
                                  Gerald H. Pastor
                                  President and Chief Executive Officer
Date  January 24, 2000


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                    INDEX TO EXHIBITS


     Number         Description

     99.1           Press Release dated January 14, 2000

     99.2           Agreement and Plan of Merger dated January 11, 2000